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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (EARLIEST EVENT REPORTED): OCTOBER 5, 2007

                               EMRISE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                   1-10346                      77-0226211
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            file number)               Identification No.)



                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
               (Address of principal executive offices) (Zip code)

                                 (909) 987-9220
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 5, 2007, EMRISE Corporation, Emrise Electronics Corporation, RO Associates Incorporated, and CXR Larus Corporation (collectively, the "Company") entered into a Forbearance Agreement and Second Amendment to Credit and Security Agreement (the "Amendment") with Wells Fargo Bank, National Association (the "Lender"), acting through its Wells Fargo Business Credit operating division. The Amendment resets certain financial covenants and amends certain provisions of the existing Credit and Security Agreement dated December 1, 2006, as amended by that certain First Amendment to Credit and Security Agreement and Waiver of Defaults, dated August 13, 2007 (the "Existing Agreement").

Pursuant to the terms of the Amendment, the Lender increased the credit line available to the Company to include up to 40% of Eligible Insured Inventory, which includes certain insured portions of work in process located in the U.S., up to a maximum of $300,000.

In addition, the Amendment sets forth certain temporary financial covenants which apply to the Company from August 31, 2007 through December 31, 2007, including a minimum book net worth and minimum net income requirements.

Pursuant to the Amendment, the Lender has also agreed, subject to certain terms and conditions set forth in the Agreement, to forbear from exercising any rights and remedies with respect to certain events of default that occurred under financial covenants relating to book net worth requirements and net income requirements under the Existing Agreement. This forbearance shall remain in place until the earlier to occur of (i) December 31, 2007, (ii) the date of the occurrence of an Event of Default (other than certain enumerated exceptions) and
(iii) the date of the occurrence of any breach of any terms of the Amendment.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Amendment in this Current Report on Form 8-K is qualified in its entirety by the terms of the Amendment.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits:

                EXHIBIT NO.             DESCRIPTION
                -----------             -----------

                  10.1 FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT dated October 5, 2007, by and among Emrise Corporation, a Delaware corporation, Emrise Electronics Corporation, a New Jersey corporation, RO Associates Incorporated, a California corporation, CXR Larus Corporation, a Delaware corporation, and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division.

                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EMRISE CORPORATION


     Dated: October 16, 2007             By: /S/ D. JOHN DONOVAN
                                             -----------------------------------
                                             D. John Donovan, Vice President of
                                             Finance and Administration
                                             (principal financial officer)


                                       3


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                    INDEX TO EXHIBITS ATTACHED TO THIS REPORT



EXHIBIT NO.             DESCRIPTION
-----------             -----------

    10.1 FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT dated October 5, 2007, by and among Emrise Corporation, a Delaware corporation, Emrise Electronics Corporation, a New Jersey corporation, RO Associates Incorporated, a California corporation, CXR Larus Corporation, a Delaware corporation, and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division.